Income tax expense	12 Months Ended
Dec. 31, 2025
Major components of tax expense (income) [abstract]
Income tax expense

8.	Income tax expense

(a)	Major components of income tax expense

No profits tax has been provided for Singapore and Vietnam as there are no assessable profits arising in Singapore and Vietnam during the years ended December 31, 2025 and 2024.

Taxation arising in other jurisdictions is calculated at the rates prevailing in the relevant jurisdictions.

(b)	A reconciliation of the tax expense applicable to loss before tax at the statutory rates for the jurisdictions or countries in which the Company and the majority of its subsidiaries are domiciled to the tax expense at the effective tax rates is as follows:-

	2025	2024	2023
	S$	S$	S$

Loss before tax	(6,646,931)	(5,507,764)	(2,094,169)
Income tax using the statutory tax rate of 17% (2024: 17%; 2023: 17%)	(1,127,293)	(936,320)	(356,009)
Income not subject to tax	(37)	(15,361)	(327,990)
Non-deductible expenses	589,478	670,616	86,982
Difference in tax rate in different countries	-	57	96
Others	31,876	-	-
Deferred tax assets not recognized	554,626	281,008	596,921
Income tax expense	48,650	-	-

Unutilised tax losses

Deferred income tax assets are recognized for tax losses carried forward to the extent that recognized of the related tax benefits through future taxable profits is probable. The Group have unutilised tax losses of S$11,976,864 (2024: S$8,767,492) at the reporting date which can be carried forward and used to offset against future taxable income subject to meeting certain statutory requirements. The tax losses have no expiry date. In the opinion of the directors, no deferred tax assets have been recognized due to unpredictability of future profit streams.

BELIVE HOLDINGS AND ITS SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the financial year ended December 31, 2025, 2024 and 2023

(in Singapore Dollars)